                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  / /
Filed by a Party other than the Registrant  / /


Check the Appropriate Box:

/ /      Preliminary Proxy Statement

/ /     Confidential, for Use of the Commission only (as permitted by Rule
        14a-6(e)(2)

/x/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                        HARLEYSVILLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


                              Bowne of Philadelphia
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

/ /     Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        HARLEYSVILLE NATIONAL CORPORATION



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 2000


TO THE SHAREHOLDERS OF HARLEYSVILLE NATIONAL CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Harleysville National Corporation will be held at 9:30 a.m., prevailing time, on Tuesday, April 11, 2000, at Indian Valley Country Club, 650 Bergey Road, Telford, PA 18969, for the following purposes:

         1. Election of two Class B Directors: LeeAnn Bergey and Palmer E. Retzlaff, each for a term of 4 years; and

         2. Transaction of any other business properly brought before the Annual Meeting and at any adjournment or postponement of the meeting.

         In accordance with the by-laws of the corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 25, 2000, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         A copy of the corporation's Annual Report for the fiscal year ended December 31, 1999, accompanies this Notice. Copies of the corporation's Annual Report for the 1998 fiscal year may be obtained at no cost by contacting the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851.

         The corporation urges you to mark, sign, date, and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and to assure the presence of a quorum. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitations. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                                         BY ORDER OF THE BOARD OF DIRECTORS,



                                         /s/ Walter E. Daller, Jr.
                                         -------------------------
                                         Walter E. Daller, Jr.
                                         Chairman, President
                                         and Chief Executive Officer

March 13, 2000
Harleysville, Pennsylvania

                                 PROXY STATEMENT

                      Dated and to be mailed March 13, 2000

                        HARLEYSVILLE NATIONAL CORPORATION
                                 483 MAIN STREET
                      HARLEYSVILLE, PENNSYLVANIA 19438-0195
                                 (215) 256-8851

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 2000

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS....................................................   3

VOTING METHODS...........................................................   4

PROPOSAL NO. 1 - Election of Class B Directors...........................   5

PRINCIPAL OWNERS.........................................................   6

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES.................   6

INFORMATION CONCERNING DIRECTORS.........................................   7

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS........................   8

COMPENSATION OF DIRECTORS................................................   9

EXECUTIVE COMPENSATION...................................................  10

REPORT OF THE COMPENSATION COMMITTEE.....................................  16

SHAREHOLDER RETURN PERFORMANCE GRAPH.....................................  19

SECTION 16(a) REPORTING COMPLIANCE.......................................  20

INDEPENDENT AUDITORS.....................................................  20

ADDITIONAL INFORMATION...................................................  21

OTHER MATTERS............................................................  21

QUESTIONS AND ANSWERS

Q:  WHAT AM I VOTING ON?

A:  Election of 2 Class B Directors:

    -   LeeAnn Bergey

    -   Palmer E. Retzlaff

Q:  WHO IS ENTITLED TO VOTE?

A:  Shareholders on the record date, the close of business on February 25, 2000.

Q:   HOW MANY VOTES DO I HAVE?

A:   Each share of common stock is entitled to one vote.

Q:  HOW DO I VOTE?

A: You may cast your vote by completing and mailing your proxy card or by attending the meeting in person.

Q:  HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy card, and do not make any selections, you give authority to James W. Hamilton and Vernon L. Hunsberger to vote on the proposal and any other matter that may arise at the meeting.

Q:  IS MY VOTE CONFIDENTIAL?

A:  Yes. Only the inspector, American Stock Transfer and Trust
    Company/Shareholder Services, and certain employees have access to your card. All comments remain confidential, unless you ask that your name be disclosed.

Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. Please have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company/ Shareholder Services, 800-937-5449.

Q:  WHAT CONSTITUTES A QUORUM?

A: The corporation is currently authorized to issue 30,000,000 shares of common stock, par value $1.00 per share, and 3,000,000 shares of series preferred stock, par value $1.00 per share. As of February 25, 2000, 7,915,552 shares of Harleysville National Corporation's common stock were issued and outstanding. No shares of preferred stock are outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against the proposals.

Q:  WHEN ARE THE SHAREHOLDER PROPOSALS DUE FOR YEAR 2001 ANNUAL MEETING?

A: Shareholder proposals must be submitted in writing by Wednesday, November 15, 2000, to the Secretary of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195.

Q: HOW DOES A SHAREHOLDER NOMINATE A DIRECTOR OF HARLEYSVILLE NATIONAL CORPORATION?

A: Submit a written recommendation to the Chairman of the Nominating Committee, c/o Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195. The recommendation must include a notarized statement from the nominee indicating willingness to serve, if elected, and principal occupations or employment over the past five years.

QUESTIONS AND ANSWERS

Q:  WHO IS RESPONSIBLE FOR THE SOLICITATION EXPENSES?

A: American Stock Transfer and Trust Company, the corporation's transfer agent and registrar, will assist in the distribution of proxy materials and solicitation of votes according to the terms of the corporation's present contract with the transfer agent.

The corporation is responsible for expenses related to distribution of proxy materials and solicitation of votes and will reimburse American Stock Transfer and Trust Company, stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of the corporation's common stock.

VOTING METHODS

YOU HAVE THE RIGHT TO VOTE AND, IF DESIRED, TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING:

        - BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF HARLEYSVILLE NATIONAL CORPORATION AT 483 MAIN STREET, P.O. BOX 195, HARLEYSVILLE, PA 19438-0195;

        - BY EXECUTING A LATER-DATED PROXY AND GIVING WRITTEN NOTICE THEREOF TO THE SECRETARY OF THE CORPORATION; OR

        - BY VOTING IN PERSON AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

SHOULD YOU HAVE ANY QUESTIONS, PLEASE CALL AMERICAN STOCK TRANSFER AND TRUST COMPANY 800-937-5449.

[MAILBOX GRAPHIC]


        -   Mark your selections

        -   Date and sign your name exactly as it appears on your card

        - Mail to American Stock Transfer and Trust Company Shareholder Services in the return envelope

PROPOSAL NO. 1

                          ELECTION OF CLASS B DIRECTORS

         Nominees for election this year are:

        -   LeeAnn Bergey - director since 1999

        -   Palmer E. Retzlaff - director since 1996

         Each nominee has consented to serve a 4 year term and until their successors are elected and qualified.

         The by-laws of Harleysville National Corporation provide that the Board of Directors will not have less than 5 members or more than 25 members. The Board of Directors is divided into 4 classes. Each class is elected for a 4 year term. The Board of Directors has authority to fix the number of directors in each class, and the authority to change that number at any time. No person may be elected to serve as a director if they are not of legal age. No person over 72 may serve as a director. The Board of Directors has fixed the number of Board members at 10 with 2 directors in each of Classes B and C, and 3 directors in each of Classes A and D. Section 11.1 of the by-laws requires that a majority of the remaining members of the Board of Directors select and appoint directors to fill vacancies, even if the number of remaining members are less than a quorum. Each person who is appointed in this manner serves as a director until the expiration of the term of office of the class of directors to which he or she was appointed.

         The Board of Directors recommends a vote FOR the election of these Class B Directors.

PRINCIPAL OWNERS

         The following table indicates the name and address of each person or business group who owns more than 5% of Harleysville National Corporation's total outstanding shares of common stock as of February 25, 2000. The corporation also lists the number of shares and the percentage of total outstanding shares beneficially owned by each person or business group.

                                                                SHARES                  PERCENT OF OUTSTANDING
                                                              BENEFICIALLY                  COMMON STOCK
NAME AND ADDRESS                                                OWNED (1)               BENEFICIALLY OWNED
----------------                                                ---------               ------------------
The Harleysville National Bank and Trust Company              448,765 (2)                     5.61%
    Trust Department
    483 Main Street
    P.O. Box 195
    Harleysville, Pennsylvania 19438-0195

----------------
(1) The securities "beneficially owned" by an individual are determined according to the definitions of "beneficial ownership" found in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who resides in the same home, as well as securities that the individual has or shares the right to vote or the authority to make investment decisions or any shares the individual has the right to acquire beneficial ownership of within 60 days after February 25, 2000. Beneficial ownership may be disclaimed under certain circumstances.

(2) Shares held by The Harleysville National Bank and Trust Company's Trust Department are held in its fiduciary capacity. Harleysville National Bank and Trust Company's Trust Department has sole power to vote or to direct the vote of 448,765 shares and sole power to make investment decisions for 448,765 shares. Harleysville National Bank and Trust Company's Trust Department intends to vote all shares under its control FOR the election of the nominees for Class B Directors proposed in this proxy statement.

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

         The following table indicates the amount and percentage of Harleysville National Corporation's total outstanding shares of common stock beneficially owned by each named officer, director and nominee for director and by all officers of Harleysville National Corporation and its banking subsidiaries as a group, as of February 25, 2000.

                                                                      SHARES                PERCENT OF OUTSTANDING
                                                                   BENEFICIALLY                  COMMON STOCK
NAME AND POSITION                                                      OWNED                  BENEFICIALLY OWNED
-----------------                                                      -----                  ------------------
Walter E. Daller, Jr., Director and Officer (4)                       166,028 (5)                     2.07%
LeeAnn Bergey, Director (2)                                             4,045 (6)                       *
Martin E. Fossler, Director (4)                                        16,195 (7)                       *
Harold A. Herr, Director (1)                                           16,365 (8)                       *
Thomas S. McCready, Director (4)                                      133,046 (9)                     1.66%
Henry M. Pollak, Director (1)                                          22,760 (10)                      *
Palmer E. Retzlaff, Director (2)                                        6,748 (11)                      *
Walter F. Vilsmeier, Director (1)                                      10,123 (12)                      *
William M. Yocum, Director (3)                                         38,821 (13)                      *
All Officers and Directors as a Group (24 persons)                    474,201 (14)                    5.92%(15)

-----------

*Less than one percent (1%) unless otherwise indicated.


(1)  Class A Director whose term expires in 2003.

(2) Class B Director whose term expires in 2000 and a nominee for Class B Director whose term will expire in 2004.

(3)  Class C Director whose term expires in 2001.

(4)  Class D Director whose term expires in 2002.

(5) Includes: 25,308 shares solely owned by W. Daller; 125,272 shares owned jointly with spouse; 12,955 shares owned solely by spouse; and 2,493 exercisable stock options.

(6) Includes: 107 shares owned jointly with spouse; and 3,938 exercisable stock options.

(7) Includes: 11,687 shares solely owned by M. Fossler; 570 shares owned by spouse; and 3,938 exercisable stock options.

(8) Includes: 12,427 shares solely owned by H. Herr; and 3,938 exercisable stock options.

(9) Includes: 67,825 shares owned as Trustee of his personal trust; and 61,283 shares owned by his spouse as Trustee of her personal trust; and 3,938 exercisable stock options.

(10) Includes: 18,822 shares owned jointly with spouse; and 3,938 exercisable stock options.

(11) Includes: 2,810 shares solely owned by P. Retzlaff; and 3,938 exercisable stock options.

(12) Includes: 6,185 shares solely owned by W. Vilsmeier; and 3,938 exercisable stock options.

(13) Includes: 34,883 shares solely owned by W. Yocum; and 3,938 exercisable stock options.

(14) Does not include 448,765 shares held by the Trust Department of The Harleysville National Bank and Trust Company in its fiduciary capacity.

(15) The percent of class assumes the exercise of all outstanding options issued to directors, employee directors, and officers and, therefore, on a pro forma basis, 8,005,366 shares of common stock outstanding.

                        INFORMATION CONCERNING DIRECTORS

Two Directors will be elected at the Annual Meeting to serve as Class B Directors for a four-year term expiring in the year 2004.

                                                                     PRINCIPAL OCCUPATION                    DIRECTOR OF
                                                                    FOR PAST FIVE YEARS AND                  CORPORATION
NAME                                            AGE           POSITION HELD WITH THE CORPORATION                SINCE
----                                            ---           ----------------------------------                -----
CLASS A DIRECTORS
TO SERVE UNTIL 2003

     Walter F. Vilsmeier                         70    Chief Executive Officer - Vilsmeier Auction Co.,          1987
                                                       Inc., auction and appraisal services

     Harold A. Herr                              52    Partner - Albert S. Herr & Sons,                          1987
                                                       Agri-Business

     Henry M. Pollak                             68    President - American Machine and Tool,                    1996
                                                       manufacturer of pumps and woodworking tools;
                                                       Director of Security National Bank

CURRENT CLASS B DIRECTORS AND
NOMINEES FOR CLASS B DIRECTOR
TO SERVE UNTIL 2004

     Palmer E. Retzlaff                          68    President - Southwest Grain Company, a grain              1996
                                                       import and export business; Director, Teleflex,
                                                       Inc.; and Paris Business Corp.

     LeeAnn Bergey                               46    President - Bergey's Leasing Associates, a                1999
                                                       full-service truck leasing and rental company


                                                                     PRINCIPAL OCCUPATION                    DIRECTOR OF
                                                                    FOR PAST FIVE YEARS AND                  CORPORATION
NAME                                            AGE           POSITION HELD WITH THE CORPORATION                SINCE
----                                            ---           ----------------------------------                -----
CLASS C DIRECTORS
TO SERVE UNTIL 2001

     William M. Yocum                            65    President - W. M. Yocum Machine  Company                  1984

CLASS D DIRECTORS
TO SERVE UNTIL 2002

     Walter E. Daller, Jr.                       60    Chairman of the Board, President and Chief                1977
                                                       Executive Officer of the corporation; Chairman
                                                       and Chief Executive Officer of Harleysville;
                                                       Director of Citizens National Bank since 1991;
                                                       and Director of Security National Bank since 1994

     Martin E. Fossler                           71    Retired - formerly President MEFCO, a                     1984
                                                       manufacturer of industrial packaging

     Thomas S. McCready                          69    Attorney-at-law; Chairman of the Board and                1996
                                                       Director of Citizens National Bank


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


                                                                              INVESTMENT               PENSION       RISK
  BOARD MEMBER     CORPORATE   AUDIT   COMPENSATION  COMPLIANCE   EXECUTIVE   AND FUNDS   NOMINATING   & 401(K)   MANAGEMENT  TRUST
                     BOARD                                                    MANAGEMENT                 PLAN
W. E. Daller, Jr.     X                                               X
L. Bergey             X                                                                                               X
M. E. Fossler         X           X         X                         X           X
H. A. Herr            X           X                                                           X
T. S. McCready        X                     X                                                             X
H. M. Pollak          X           X                                                                                              X
P. E. Retzlaff        X           X         X                                     X           X
W. F. Vilsmeier       X                     X                                     X           X                                  X
W. M. Yocum           X                                  X            X
 MEETINGS HELD        9           5         2            2            2           4           1           6           3          4
    IN 1999


-    AUDIT:

     Reviews auditing, accounting, financial reporting and internal control functions. Recommends our independent accountant and reviews their services. All members are non-employee directors.

-    COMPENSATION:

     Administers executive compensation programs, policies, and practices. Acts in an advisory role on employee compensation. All members are non-employee directors.

-    COMPLIANCE:

     Assures the Board of Directors that Harleysville National Corporation's banking subsidiaries are in compliance with all applicable laws and regulations.

-    EXECUTIVE:

     Acts, with limited powers, on behalf of the Board whenever the Board is not in session. Meets only as needed.

-    INVESTMENT AND FUNDS MANAGEMENT:

     Oversees the Investment Policy, reviews liquidity, and approves the type and maturity of investments.

-    NOMINATING:

     Considers and recommends nominees for election as directors and officers. Reviews and evaluates the Board and its members. All members are non-employee directors.

-    PENSION & 401(k) PLAN:

     Ensures the retirement plans are meeting the needs of the employees at a reasonable cost to the corporation. Evaluates the investment performance, recommends plan revisions and reviews the performance of the plan administrators and investment managers.

-    RISK MANAGEMENT:

     Oversees the corporation's documentation, measurement and monitoring of the major risk components of a banking company.

-    TRUST:

     Administers policies and procedures for the Investment Management and Trust Division. Reviews all exceptions to Trust accounts. Reviews financial reporting for division.

         The members of the Board of Directors of the corporation also serve as the members of the Board of Directors of The Harleysville National Bank and Trust Company, with the exception of Mr. McCready and Mr. Pollak. During 1999, the corporation held 9 regular monthly board meetings, the Annual Meeting and the annual reorganization meeting. All of the directors attended at least 75% of the meetings of the Boards of Directors of the corporation and the bank and of the committees of which they were members.

COMPENSATION OF DIRECTORS

         Directors of Harleysville National Corporation do not receive a fee for meetings attended, with the exception of Mr. McCready and Mr. Pollak who receive one-half of the annual retainer fee and one-half of the meeting fee paid to Directors of The Harleysville National Bank and Trust Company for each meeting of the corporation attended. These reduced fees are paid to Messrs. McCready and Pollak in recognition of the time and travel necessary to attend the meetings of the corporation. Historically, the corporation holds fewer meetings than each of its banking subsidiaries. Directors of The Harleysville National Bank and Trust Company received a fee of $445 for each board meeting attended, an annual retainer fee of $7,300, and also received a fee of $325 for each committee meeting they attended. Directors were not compensated for committee meetings less than 15 minutes in duration or for committee meetings held prior to a Board meeting. Each Director of The Harleysville National Bank and Trust Company received a bonus of $2,625. In the aggregate, the Board of Directors of Harleysville received $126,368.

         Harleysville National Corporation maintains deferred compensation plans for its directors. In the past, certain directors elected to defer, with interest, all or part of their compensation for future distribution. Under the terms of the plan, benefits can be paid out to the respective directors over a ten-year period. Should the director die before age 70 or before receiving all of the benefits, those benefits would be paid to his or her beneficiary until age 70 or for ten years, whichever shall be greater. This plan is considered an unfunded plan, which is subject to substantial risk of forfeiture, and the director is not considered to be vested according to the plan.

1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

         Harleysville National Corporation maintains a stock option plan to advance the development, growth and financial condition of the corporation and its subsidiaries; and, to secure, retain and motivate non-employee directors. During 1999, there were 35,442 shares granted under the plan. As of December 31, 1999, a total of 43,308 shares remain available for grant under the plan. All totals reflect adjustment for a 5% stock dividend paid September 30, 1999. There were no options exercised under the plan during 1999.

EXECUTIVE COMPENSATION

         Shown below is information concerning annual and long-term compensation for services in all capacities to Harleysville National Corporation and its banking subsidiaries for the fiscal years ending December 31, 1999, 1998, and 1997 for those individuals who served as Harleysville National Corporation's Chief Executive Officer, and were executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 at December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                           Restricted    Options     LTIP           All Other
        Name and Position           Year    Salary      Bonus      Other     Stock     (Shares)(1)   Payouts     Compensation(2)
        -----------------           ----    ------      -----      -----     -----     ---------     -------     ---------------
                                              ($)        ($)        ($)       ($)          (#)         ($)             ($)
Walter E. Daller, Jr.               1999    357,000    212,500      --         --           --          --           144,244
Chairman, President and CEO;        1998    358,183    193,100      --         --         9,975         --           144,244
Chairman and CEO                    1997    336,680    171,400      --         --           --          --           144,194
Harleysville National Bank

Demetra M. Takes                    1999    190,000      76,000     --         --           --          --             62,011
Vice President;                     1998    168,173      67,000     --         --         5,250         --             62,011
President and COO                   1997    158,000      60,000     --         --           --          --             61,951
Harleysville National Bank

Vernon L. Hunsberger                1999    109,725      25,000     --         --           --          --             16,801
Treasurer; Sr. Vice President,      1998    106,510      27,500     --         --         2,625         --             16,704
CFO and Cashier,                    1997    100,000      25,000     --         --           --          --             16,440
Harleysville National Bank

Clay T. Henry                       1999    124,800      27,500     --         --           --          --              3,744
Sr. Vice President,                 1998     94,615      14,100     --         --         3,150         --              1,454
Harleysville National Bank          1997       --         --        --         --           --          --               --

Fred C. Reim, Jr.                   1999    128,726      30,000     --         --           --          --              3,862
President and CEO,                  1998    120,464      25,000     --         --         5,250         --              3,614
Security National Bank              1997    107,585      26,900     --         --           --          --              3,228

(1) Options (shares) granted in 1998 have been adjusted to reflect a 5% stock dividend paid September 30, 1999.

             (2)MAJOR COMPONENTS OF ALL OTHER COMPENSATION INCLUDE:


                              Directors            Supplemental           Harleysville's
                               Deferred        Executive Retirement           Profit
                          Compensation Plan             Plan               Sharing Plan
                          -----------------             ----               ------------
Walter E. Daller, Jr.
1999                            6,990                 132,454                  4,800
1998                            6,990                 132,454                  4,800
1997                            6,990                 132,454                  4,750

Demetra M. Takes
1999                              --                   57,211                  4,800
1998                              --                   57,211                  4,800
1997                              --                   57,211                  4,740

Vernon L. Hunsberger
1999                              --                   13,509                  3,292
1998                              --                   13,509                  3,195
1997                              --                   13,509                  2,931

Clay T. Henry
1999                              --                     --                    3,744
1998                              --                    --                     1,454
1997                              --                    --                      --

Fred C. Reim, Jr.
1999                              --                    --                     3,862
1998                              --                    --                     3,614
1997                              --                    --                     3,228

EXECUTIVE COMPENSATION

         In 1998, Harleysville National Corporation and/or The Harleysville National Bank and Trust Company, and/or Security National Bank and/or Citizens National Bank entered into employment agreements with certain key executives.

         Harleysville National Corporation and The Harleysville National Bank and Trust Company entered into an employment agreement with Mr. Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of the corporation and Chairman and Chief Executive Officer of the bank. The agreement is for a term of 5 years. The term renews automatically at the end of the five-year period for an additional three-year term. The employment agreement renews automatically at the end of the three-year extension for additional one-year terms. The corporation and the bank must provide written notice to Mr. Daller of non-renewal prior to the automatic extension dates if they do not want the agreement to automatically renew. The agreement specifies Mr. Daller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

         Under the terms of his employment agreement, Mr. Daller serves as the Chairman, President and Chief Executive Officer of the Harleysville National Corporation and Chairman and Chief Executive Officer of The Harleysville National Bank and Trust Company. Mr. Daller is entitled to an annual direct salary of $340,000 for 1998 and $357,000 in 1999. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the corporation and the bank may pay a periodic bonus to Mr. Daller. Effective January 1, 1999, Mr. Daller is not entitled to receive director's fees or other compensation for serving on the corporation's and the bank's Boards of Directors or committees. Mr. Daller is also entitled to receive employee benefits made available by The Harleysville National Bank and Trust Company to its employees and to the use of an automobile.

         If the corporation terminates Mr. Daller's employment for cause, then his rights under the agreement terminate as of the effective date of his termination. If Mr. Daller terminates his employment for good reason, then he is entitled to an amount equal to the balance of his "Agreed Compensation" for the then remaining employment period or 2.99 times his "Agreed Compensation," whichever is greater. Mr. Daller's rights under the agreement terminate automatically upon his disability, except, however, that Mr. Daller will receive an amount equal to and no greater than 70% of his "Agreed Compensation" until the earliest to occur of his return to work, his attainment of age 65 or his death. Mr. Daller's rights under the agreement terminate upon his death and Harleysville National Corporation and The Harleysville National Bank and Trust Company will pay 2.99 times his annual base salary to his designated beneficiary. If Mr. Daller retires prior to the expiration of the agreement, the corporation and the bank will pay Mr. Daller a lump sum of 1.5 times his "Agreed Compensation." If Mr. Daller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to no greater than 2.99 times his "Agreed Compensation." In addition, Mr. Daller has certain rights to continuation of his life, disability, medical insurance, and other normal health and welfare benefits.

         In 1998, Harleysville National Corporation and its banking subsidiaries also entered into employment agreements with:

          - Demetra M. Takes, President and Chief Operating Officer, The Harleysville National Bank and Trust Company

          - Vernon L. Hunsberger, Chief Financial Officer and Cashier, The Harleysville National Bank and Trust Company

          - Fred C. Reim, Jr., President and Chief Executive Officer, Security National Bank

          - Thomas D. Oleksa, President and Chief Executive Officer, Citizens National Bank

             These employment agreements are similar to Walter E. Daller, Jr.'s agreement, except that the term is for 3 years and renews automatically at the end of the three-year period for additional one-year terms.

OPTION GRANTS

         There were no stock options granted to executive officers during the fiscal year ended December 31, 1999.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The table below shows information about all exercises of stock options by the named officers during the last fiscal year as well as the fiscal year-end option values for each named executive officer under the 1993 Stock Incentive Plan and held by them at December 31, 1999. The options and information shown in the table have been adjusted to reflect a 5% stock dividend paid September 30, 1999.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                       Number of Securities          Value of Unexercised
                                          Shares                      Underlying Unexercised             In-the-money
                                         Acquired                           Options/at                    Options/at
Name and                                    on           Value                FY-End                      FY-End (1)
Principal Position                       Exercise      Realized      Exercisable/Unexercisable    Exercisable/Unexercisable
------------------                       --------      --------      -------------------------    -------------------------
                                            (#)           ($)                 (#)(2)                         ($)

Walter E. Daller, Jr.                       --             --               2,493/7,482                     --/--
Chairman, President and CEO;
Chairman and CEO
Harleysville National Bank

Demetra M. Takes                            --             --               2,625/2,625                     --/--
Vice President;
President and COO
Harleysville National Bank

Vernon L. Hunsberger                        --             --               1,312/1,313                     --/--
Treasurer; Sr. Vice President,
CFO and Cashier,
Harleysville National Bank

Clay T. Henry                               --             --                 630/2,520                     --/--
Sr. Vice President,
Harleysville National Bank

Fred C. Reim, Jr.                           --             --               4,084/2,990                    13,813/3,456
President and CEO,
Security National Bank

(1) Market value of underlying securities based on the closing price of the corporation's common shares on the NASDAQ Stock Exchange on December 31, 1999, minus the exercise price.

(2) Shares granted under the 1993 Stock Incentive Plan.

PENSION PLAN

     Harleysville National Corporation maintains a non-contributory funded pension plan for all full-time employees of its banking subsidiaries over age 21 who have completed 1 year of service. Annual benefits to eligible retired employees at age 65 or, if later, the 5th anniversary of the first day of the plan year in which they began to participate in the plan, are provided according to the following formula:

           The product of (A) and (B), where

          (A)  is the sum of:

               (i)  .65% of average compensation, plus

               (ii) .60%, (.56% or .52% for participants whose social security retirement age is 66 or 67, respectively) of average compensation above the covered compensation level of an individual attaining the social security retirement age in the current plan year; and

          (B) is the participant's years of service as of his normal retirement date, but not in excess of 25 years.

     Average compensation is the average of the highest 5 consecutive salaries, excluding bonuses, during the last 10 years of employment. Compensation for pension purposes is limited to $160,000 for calendar years 1999, 1998, and 1997 (for 1996 and earlier the compensation limit was $150,000) as required under federal pension law. The bank made no contributions to the pension plan for the years ending December 31, 1999, December 31, 1998, and December 31, 1997.

     The following table shows the estimated annual retirement benefit payable according to the pension plan to an officer currently age 65 for his lifetime. The table does not reflect any limitations on benefits to participants that may apply under the Internal Revenue Code. Benefits listed in the table below are integrated with Social Security.

     Average
      Annual               10 Years              15 Years            20 Years             25 Years         30 Years
     Earnings             of Service            of Service          of Service           of Service       of Service
     --------             ----------            ----------          ----------           ----------       ----------
     $ 75,000              $ 7,391              $11,087              $14,782             $18,478           $18,478
      100,000               10,516                15,774              21,032               26,291           26,291
      125,000               13,641                20,464              27,282               34,103           34,103
      150,000               16,766                25,149              33,532               41,916           41,916
      160,000               18,016                27,024              36,032               45,041           45,041

     Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1999, is $156,000.

     Demetra M. Takes, President of The Harleysville National Bank and Trust Company, has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1999, is $153,555.

     Vernon L. Hunsberger, Senior Vice President of The Harleysville National Bank and Trust Company, has 25 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1999, is $100,577.

     Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, has 2 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1999, is $109,708.

     Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank, has 6 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1999, is $111,453.

401(k) PLAN

     Harleysville National Corporation maintains a 401(k) plan. It is a tax-exempt profit-sharing plan, qualified under 401(k) of the Internal Revenue Code. All employees are eligible to participate on the first day of the calendar quarter following six months of service, if they are 21 years of age, and they may contribute a maximum of 15% salary on a pre-tax basis with a 50% employer match up to a maximum of 3% of salary. The funds in the 401(k) plan are managed by an independent investment manager. Distributions are made upon normal retirement at age 65, early retirement at age 55 with a minimum of 15 years of service, or upon disability, death, termination or hardship. A participant may elect distributions in a lump sum, in installments, or as an annuity for life.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Harleysville National Bank and Trust Company maintains a Supplemental Executive Retirement Plan for certain officers and key employees of the banking subsidiaries. The plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to 50% of their annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of 10 years. There is a pre-retirement death benefit, payable for 10 years, of 100% of the annual base salary for the first year, and 50% of the annual base salary for the next 9 years.

     The following table shows the estimated annual retirement benefit payable according to the Supplemental Executive Retirement Plan to an employee covered under the Plan:

  Base Salary      Year 1      Year 2      Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9     Year 10
  -----------      ------      ------      ------     ------     ------     ------     ------     ------     ------     -------
    $100,000       $50,000     $50,000     $50,000    $50,000    $50,000    $50,000    $50,000    $50,000    $50,000    $50,000
     125,000        62,500      62,500      62,500     62,500     62,500     62,500     62,500     62,500     62,500     62,500
     150,000        75,000      75,000      75,000     75,000     75,000     75,000     75,000     75,000     75,000     75,000
     175,000        87,500      87,500      87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500
     200,000       100,000     100,000     100,000    100,000    100,000    100,000    100,000    100,000    100,000    100,000
     225,000       112,500     112,500     112,500    112,500    112,500    112,500    112,500    112,500    112,500    112,500
     250,000       125,000     125,000     125,000    125,000    125,000    125,000    125,000    125,000    125,000    125,000
     275,000       137,500     137,500     137,500    137,500    137,500    137,500    137,500    137,500    137,500    137,500
     300,000       150,000     150,000     150,000    150,000    150,000    150,000    150,000    150,000    150,000    150,000
     325,000       162,500     162,500     162,500    162,500    162,500    162,500    162,500    162,500    162,500    162,500
     350,000       175,000     175,000     175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000
     375,000       187,500     187,500     187,500    187,500    187,500    187,500    187,500    187,500    187,500    187,500
     400,000       200,000     200,000     200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000

     Salary upon which benefits would be calculated at December 31, 1999, under the Supplemental Executive Retirement Plan is $357,000 for Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation and Chairman and Chief Executive Officer of The Harleysville National Bank and Trust Company; credited coverage under the plan is 14 years.

     Salary upon which benefits would be calculated at December 31, 1999, under the Supplemental Executive Retirement Plan is $190,000 for Demetra M. Takes, Vice President of Harleysville National Corporation and President of The Harleysville National Bank and Trust Company; credited coverage under the plan is 9 years.

     Salary upon which benefits would be calculated at December 31, 1999, under the Supplemental Executive Retirement Plan is $109,725 for Vernon L. Hunsberger, Treasurer of Harleysville National Corporation and Senior Vice President, Chief Financial Officer, and Cashier of The Harleysville National Bank and Trust Company; credited coverage under the plan is 4 years.

     Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, may become eligible to participate in the plan following 5 years of service.

     Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank may become eligible to participate in the plan following 5 years of service.

1998 STOCK INCENTIVE PLAN

     Harleysville National Corporation maintains the 1998 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

     A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. There are 603,750 stock options available for grant under the 1998 Stock Incentive Plan. The options available have been adjusted to reflect a 5% stock dividend paid by the corporation on September 30, 1999. During 1999, there were no stock options granted under this plan.

1993 STOCK INCENTIVE PLAN

     Harleysville National Corporation maintains the 1993 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

     A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. During 1999, the corporation granted 2,100 incentive stock options to employees. The shares granted under this plan have been adjusted to reflect a 5% stock dividend paid by the corporation on September 30, 1999. During 1999, there were no options exercised under this plan.

HARLEYSVILLE NATIONAL CORPORATION STOCK BONUS PLAN

     Harleysville National Corporation maintains the Harleysville National Corporation Stock Bonus Plan to recognize employees who have -

     -    a strong interest in the successful operation of the business,

     -    loyalty to the corporation and banking subsidiaries, and

     -    visible evidence of increased efficiency.

           The Stock Bonus Plan is administered by the compensation committee of Harleysville National Corporation. The committee determines, annually, in its sole discretion, the amount of shares the corporation awards.

           Harleysville National Corporation awarded 216 shares at the annual employee awards meeting on January 12, 1999, to certain employees for exemplary service throughout 1998.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Board of Directors of Harleysville National Corporation is responsible for governance of the corporation and its banking subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of our shareholders, customers and the communities served by the corporation and its banking subsidiaries. To accomplish the strategic goals and objectives of Harleysville National Corporation, the Board of Directors employs competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The wholly-owned banking subsidiaries of the corporation provide compensation to the respective employees of the corporation and its banking subsidiaries.

     The basic philosophy of Harleysville National Corporation and its banking subsidiaries' compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation committee, comprised of 4 outside directors whose names appear at the end of this report, administers the compensation program. The objectives of the committee are to establish:

     - a fair compensation policy to govern executive officers' base salaries, and

     - incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of Harleysville National Corporation and its banking subsidiaries.

   Management believes that this will result in:

     -    improved profitability;

     -    increased dividends to our shareholders; and

     - subsequent appreciation in the market value of shares of the corporation's common stock.

     Annually, the Board of Directors reviews and approves the compensation of the corporation's and its banking subsidiaries' top executives. The top executives, whose compensation is determined by the committee, include the chief executive officer, the president and all senior vice presidents. As a guideline for review in determining appropriate compensation, the committee considers:

     -    various resource materials, and

     - the corporation's earnings and overall performance relative to various peer groups both in the short term and long term historically.

     This peer group of banks with assets over $1 Billion is different than the peer group used for the Shareholder Return Performance Graph. The principal resources used for peer group comparisons are:

     - 1999 edition of the annual SNL Executive Compensation Review of Commercial Banks; and

     - 1999 edition of the L. R. Webber Associates Salary/Benefits Survey of the Pennsylvania Financial Services Industry.

The peer group on the "Shareholder Return Performance Graph" includes bank holding companies and banks listed on NASDAQ that may not be located in Pennsylvania.

     The compensation committee does not deem Section 162 (m) of the Internal Revenue Code to be applicable to the corporation at this time. The compensation committee intends to monitor the future application of Section 162 (m) of the Internal Revenue Code to the compensation paid to its executives, officers and, in the event that this section becomes applicable, the compensation committee intends to amend the corporation's compensation plans to preserve the deductibility of compensation payable under the plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors has determined that the compensation of the chief executive officer, as increased by 5% over 1999 compensation of $357,000, is appropriate in light of the following 1999 performance accomplishments as of September 30, 1999:

     for The Harleysville National Bank and Trust Company:

     -    a 16.0% increase in net income

     -    a 24.4% return on equity

     -    a 23.3% increase in assets

     -    a 1.51% return on assets for Harleysville National Corporation:

     -    an 8.2% increase in shareholder dividends

     There is, however, no direct correlation between the chief executive officer's compensation, the chief executive officer's increase in compensation and any of the above criteria, nor is there any specific weight given by the committee to any of the above individual criteria. The increase in the chief executive officer's compensation is based on the committee's subjective determination after review of all information, including the above, that it deems relevant.

   EXECUTIVE OFFICERS

     The Board of Directors has established that the compensation of the executive officers of Harleysville National Corporation and its banking subsidiaries will increase by 9.0% over 1999 compensation of $1,757,628 in the aggregate. Compensation increases were determined by the committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers among numerous factors the corporation's performance as measured by:

     -    earnings

     -    revenues

     -    return on assets

     -    return on equity

     -    market share

     -    total assets

     -    non-performing loans

     Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, as it deems relevant.

     In addition to base salary, executive officers of Harleysville National Corporation and its banking subsidiaries may participate currently in the following annual and long-term incentive plans:

     -    Pension Plan

     -    401(k) Plan

     -    Non-qualified Supplement Retirement Benefit Plan

     -    1993 Stock Incentive Plan

     -    1998 Stock Incentive Plan

     Total compensation opportunities available to the employees of the corporation and its banking subsidiaries are influenced by:

     -    general labor market conditions

     -    the individual's specific responsibilities

     -    the individual's contributions to our success

     Individuals are reviewed annually on a calendar year basis. Harleysville National Corporation and its banking subsidiaries strive to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, Harleysville National Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

                                            COMPENSATION COMMITTEE

                                            MARTIN E. FOSSLER, CHAIRMAN

                                            THOMAS S. McCREADY

                                            PALMER E. RETZLAFF

                                            WALTER F. VILSMEIER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, no current or former officer or employee of Harleysville National Corporation or of any of its banking subsidiaries served on the compensation committee. In addition, none of the members of the committee had any relationship with Harleysville National Corporation or of any of its subsidiaries that would require disclosure under Item 404 of the Securities and Exchange Commission's Regulation S-K, relating to insider transactions and indebtedness of management.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         A line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index for the period of 5 fiscal years commencing January 1, 1995 and ending December 31, 1999, follows. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
             PERFORMANCE GRAPH FOR HARLEYSVILLE NATIONAL CORPORATION

                                  [LINE GRAPH]

                Comparison of Five-Year Cumulative Total Returns
                             Performance Report for
                       Harleysville National Corporation

Prepared by the Center for Research in Security Prices
Produced on 02/03/2000 including data to 12/31/1999

Company Index:      CUSIP       Ticker      Class      Sic       Exchange

                    41285010    HNBC                   6020      NASDAQ

                    Fiscal Year-end is 12/31/1999

Market Index:       Nasdaq Stock Market (US Companies)

Peer Index:         Nasdaq Bank Stocks
                    SIC 6020-6029, 6710-6719 US & Foreign

   Date          Company Index        Market Index        Peer Index
12/30/1994          100.000             100.000             100.000
01/31/1995           95.089             100.527             103.358
02/28/1995          100.000             105.809             108.414
03/31/1995           95.286             108.951             109.484
04/28/1995           97.084             112.381             112.519
05/31/1995           89.892             115.288             115.967
06/30/1995           97.278             124.623             120.898
07/31/1995           93.206             133.775             126.593
08/31/1995           96.091             136.491             133.407
09/29/1995           99.785             139.634             136.487
10/31/1995           95.685             138.829             138.715
11/30/1995          102.064             142.086             145.849
12/29/1995          104.801             141.335             149.002
01/31/1996          104.801             142.042             149.349
02/29/1996           95.608             147.456             151.400
03/29/1996           99.551             147.952             154.871
04/30/1996           98.162             160.208             154.083
05/31/1996           97.236             167.558             156.669
06/28/1996          103.833             160.006             157.446
07/31/1996           98.446             145.762             155.486
08/30/1996           94.038             153.937             166.256
09/30/1996           93.832             165.705             174.226
10/31/1996           98.277             163.870             181.938
11/29/1996           97.783             174.037             195.534
12/31/1996           96.761             173.892             196.734
01/31/1997           98.756             186.232             207.676
02/28/1997          101.749             175.932             219.401
03/31/1997          111.585             164.463             211.497
04/30/1997          110.580             169.582             216.244
05/30/1997          121.638             188.791             229.746
06/30/1997          136.116             194.590             246.095
07/31/1997          144.623             215.098             264.981
08/29/1997          144.623             214.787             262.824
09/30/1997          165.911             227.521             290.231
10/31/1997          162.700             215.665             291.412
11/28/1997          157.883             216.809             302.765
12/31/1997          181.010             213.073             329.387
01/30/1998          170.235             219.816             314.921
02/27/1998          185.320             240.487             332.307
03/31/1998          186.366             249.365             348.173
04/30/1998          182.574             253.566             352.514
05/29/1998          176.614             239.488             340.400
06/30/1998          185.255             256.215             341.060
07/31/1998          176.537             253.220             330.858
08/31/1998          154.742             203.167             269.515
09/30/1998          164.587             231.371             287.914
10/30/1998          153.615             241.360             308.821
11/30/1998          161.296             265.775             318.567
12/31/1998          172.305             300.248             327.115
01/29/1999          155.737             343.910             319.021
02/26/1999          156.842             313.083             316.369
03/31/1999          159.111             335.857             313.989
04/30/1999          155.773             345.300             337.120
05/28/1999          155.495             337.344             331.542
06/30/1999          160.293             367.468             336.987
07/30/1999          160.293             362.118             327.189
08/31/1999          157.211             376.461             314.973
09/30/1999          163.676             375.848             306.687
10/29/1999          158.339             403.163             331.190
11/30/1999          154.187             446.173             326.603
12/31/1999          155.710             542.430             314.424

The index level for all series was set to 100.0 on 12/30/1994

CERTAIN TRANSACTIONS

     There have been no material transactions between any director or executive officer of Harleysville National Corporation or its banking subsidiaries or any of their associates, and Harleysville National Corporation or its banking subsidiaries, nor are any such material transactions proposed. The corporation and its banking subsidiaries have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the corporation and its banking subsidiaries and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of its banking subsidiaries. Total loans outstanding from Harleysville National Corporation and its banking subsidiaries at December 31, 1999, to the corporation and its banking subsidiaries' executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $8,941,214 or approximately 6.9% of the total equity capital of Harleysville National Corporation. Loans to such persons were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Total interest paid by the banks during 1999 on deposits held by such persons was $259,565.

COMPLIANCE WITH SECTION 16(a) REPORTING

     The rules of the Securities and Exchange Commission require that the corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and executive officers. To the best of the corporation's knowledge, there were no late filings during 1999.

INDEPENDENT AUDITORS

     Grant Thornton LLP, Certified Public Accountants, of Philadelphia, Pennsylvania, served as Harleysville National Corporation's independent auditors for the 1999 fiscal year. Grant Thornton LLP assisted the corporation and its subsidiaries with:

     -    preparation of federal and state tax returns; and

     -    assistance in connection with regulatory matters,

charging the banking subsidiaries for such services at its customary hourly billing rates. These non-audit services were approved by the corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors. Grant Thornton LLP has advised the corporation that none of its members has any financial interest in Harleysville National Corporation. The Board of Directors of Harleysville National Corporation has appointed Grant Thornton LLP, Certified Public Accountants, as the corporation's auditors for the fiscal year ending December 31, 2000.

LEGAL PROCEEDINGS

     In the opinion of the management of Harleysville National Corporation and its banking subsidiaries, there are no proceedings pending to which the corporation and its banking subsidiaries are a party or to which their property is subject, which, if determined adversely to the corporation and its banking subsidiaries, would be material in relation to the corporation's and its banking subsidiaries' undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiaries. In addition, no material proceedings are pending or are known to be threatened or contemplated against Harleysville National Corporation and its banking subsidiaries by government authorities.

ANNUAL REPORT

     We enclose a copy of Harleysville National Corporation's annual report for the fiscal year ended December 31, 1999, with this proxy statement. We furnish the annual report to shareholders for their information. We have not incorporated the annual report, or any part of the annual report in this proxy statement. A representative of Grant Thornton LLP will attend the annual meeting, and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders.

SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in Harleysville National Corporation's proxy statement for the year 2001 Annual Meeting of Shareholders, must deliver the proposal in writing to the Secretary of the corporation at the principal executive offices of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, on or before Wednesday, November 15, 2000.

ADDITIONAL INFORMATION

     Any shareholder may obtain a copy of Harleysville National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, including the financial statements and the Schedules thereto, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851.

OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but, if any matters are properly presented, persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.


                                         By Order of the Board of Directors,



                                         /s/ Walter E. Daller, Jr.
                                         -------------------------
                                         Walter E. Daller, Jr.
                                         Chairman, President
                                         and Chief Executive Officer


Date:  March 13, 2000

                        HARLEYSVILLE NATIONAL CORPORATION

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints James W. Hamilton and Vernon L. Hunsberger, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Indian Valley Country Club, 650 Bergey Road, Telford, Pennsylvania 18969, on Tuesday, April 11, 2000, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.      ELECTION OF CLASS B DIRECTORS TO SERVE FOR A FOUR-YEAR TERM

        / /  FOR all nominees listed below (except as marked to the contrary)

       / /   WITHHOLD AUTHORITY
             to vote for all nominees listed below

           (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                   LeeAnn Bergey              Palmer E. Retzlaff

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS B DIRECTORS LISTED ABOVE.

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AT LEFT.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.



Signature                                    (SEAL)
          ----------------------------------

Signature                                    (SEAL)
          ----------------------------------

Dated:                   , 2000
          -------------

NOTE: WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                        HARLEYSVILLE NATIONAL CORPORATION
                           ANNUAL MEETING -- 9:30 A.M.
                             BREAKFAST -- 8:30 A.M.
                                 APRIL 11, 2000

                FOR YOUR CONVENIENCE - RETAIN FOR YOUR REFERENCE

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 11, 2000 at 9:30 a.m. at Indian Valley Country Club, 650 Bergey Road, Telford, Pennsylvania 18969.

Breakfast will be served prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.


         PLEASE RETURN YOUR PROXY VOTE IF YOU HAVE NOT ALREADY DONE SO.



IF YOU FIND THAT YOUR PLANS HAVE CHANGED AND YOU WILL BE UNABLE TO JOIN US FOR THE ANNUAL MEETING AND BREAKFAST, KINDLY CALL HARLEYSVILLE NATIONAL CORPORATION'S SHAREHOLDER SERVICES DEPARTMENT AT 215-256-8851 EXT. 1312, AND HELP US ELIMINATE UNNECESSARY CHARGES. THANK YOU.

                          Breakfast Invitation Response

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 11, 2000 at 9:30 a.m. at Indian Valley Country Club, 650 Bergey Road, Telford, Pennsylvania 18969.

You are cordially invited to join us for breakfast prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

Would you be kind enough to help us make appropriate arrangements by filling out and returning this self-addressed, stamped response card?

For your convenience, enclosed are directions to Indian Valley Country Club.

         Please print
         name(s)
                      ---------------------------------------------------------

                      ---------------------------------------------------------


        ( ) Yes, I will join you for breakfast and the Annual Meeting at Indian Valley Country Club, Tuesday, April 11, 2000.

BUSINESS REPLY MAIL
First Class   Permit No. 12   Harleysville, PA 19438

POSTAGE WILL BE PAID BY ADDRESSEE


         ATTN:  CORPORATE SECRETARY
         HARLEYSVILLE NATIONAL CORP
         P.O. BOX 195
         HARLEYSVILLE PA 19438-0195

                    DIRECTIONS TO INDIAN VALLEY COUNTRY CLUB
               650 BERGEY ROAD - TELFORD, PA 18969 - 215-723-9886

FROM PHILADELPHIA - Take Route 309 North to Souderton-Route 113 Exit. Turn Left onto Route 113 South, follow 2.4 miles to Bergey Road (just before Getty Station). Turn Right and follow .9 mile to Indian Valley Country Club.

FROM ALLENTOWN - Take Route 309 South to Souderton-Route 113 Exit. Turn Right onto Route 113 South, continue 2.4 miles to Bergey Road (just before Getty Station). Turn Right and follow .9 mile to Indian Valley Country Club.

TURNPIKE ROUTE FROM PHILADELPHIA & ALLENTOWN - Take NE Extension of PA Turnpike (Route 476) to Lansdale Exit (Exit 31). At end of ramp, turn Right onto Route 63 West, follow 3.7 miles to Route 113. Take Route 113 North 3.2 miles to Telford Pike (just before Getty Station). Bear Left on Telford Pike for 100 feet & turn Left onto Bergey Road. Follow Bergey Road for .9 mile to Indian Valley Country Club.

                          * * * IMPORTANT NOTICE * * *

                                 LOCATION CHANGE

                       THE ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                        HARLEYSVILLE NATIONAL CORPORATION

                                   TO BE HELD

                             TUESDAY, APRIL 11, 2000

                                       AT

                           INDIAN VALLEY COUNTRY CLUB

                                 650 BERGEY ROAD

                                TELFORD, PA 18969

                                 (215) 723-9886


            PLEASE JOIN US FOR BREAKFAST PRIOR TO THE ANNUAL MEETING,

                             BEGINNING AT 8:30 A.M.

                 THE MEETING WILL CONVENE PROMPTLY AT 9:30 A.M.